                                                                    EXHIBIT 10.1

                          THE A CONSULTING TEAM, INC.


                        1997 STOCK OPTION AND AWARD PLAN

                                                                            Page
SECTION 1  BACKGROUND, PURPOSE AND DURATION

      1.1   Background and Effective Date
      1.2   Purpose of the Plan............................................  1

SECTION 2  DEFINITIONS.....................................................  1
      2.1  "1934 Act"......................................................  1
      2.2   "Affiliate"....................................................  1
      2.3  "Affiliated SAR"................................................  1
      2.3   "Award"........................................................  2
      2.4   "Award Agreement"..............................................  2
      2.5   "Board"........................................................  2
      2.6   "Code".........................................................  2
      2.7   "Committee"....................................................  2
      2.8   "Company"......................................................  2
      2.9   "Consultant"...................................................  2
      2.10  "Director".....................................................  2
      2.11  "Disability"...................................................  2
      2.12  "Employee".....................................................  2
      2.13  "Exercise Price"...............................................  2
      2.14  "Fair Market Value"............................................  2
      2.15  "Fiscal Year"..................................................  3
      2.16  "Freestanding SAR".............................................  3
      2.17  "Grant Date"...................................................  3
      2.18  "Incentive Stock Option".......................................  3
      2.19  "Nonemployee Director".........................................  3
      2.20  "Nonqualified Stock Option"....................................  3
      2.21  "Option".......................................................  3
      2.22  "Participant"..................................................  3
      2.23 "Performance Share".............................................  3
      2.24 "Performance Unit"..............................................  3
      2.25  "Period of Restriction"........................................  3
      2.26  "Plan".........................................................  3
      2.27  "Restricted Stock".............................................  3
      2.28  "Retirement"...................................................  3
      2.29  "Rule 16b-3"...................................................  4
      2.30  "Section 16 Person"............................................  4
      2.31  "Shares".......................................................  4
      2.32 "Stock Appreciation Right"......................................  4
      2.33  "Subsidiary"...................................................  4
      2.34 "Tandem SAR"....................................................  4
      2.35  "Termination of Service".......................................  4

SECTION 3  ADMINISTRATION..................................................  4
      3.1   The Committee..................................................  4
      3.2   Authority of the Committee.....................................  5
      3.3   Delegation by the Committee....................................  5
      3.4   Nonemployee Directors..........................................  5
      3.5   Decisions Binding..............................................  5

SECTION 4  SHARES SUBJECT TO THE PLAN......................................  5
      4.1   Number of Shares...............................................  5
      4.2   Lapsed Awards..................................................  6
      4.3   Adjustments in Awards and Authorized Shares....................  6

                                                                            Page

SECTION 5  STOCK OPTIONS...................................................  6
      5.1   Grant of Options...............................................  6
      5.2   Award Agreement................................................  6
      5.3   Exercise Price.................................................  6
            5.3.1  Nonqualified Stock Options..............................  6
            5.3.2  Incentive Stock Options.................................  7
            5.3.3  Substitute Options......................................  7
      5.4   Expiration of Options..........................................  7
            5.4.1  Expiration Dates........................................  7
            5.4.2  Death of Participant....................................  7
            5.4.3  Committee Discretion....................................  8
      5.5   Exercisability of Options......................................  8
      5.6   Payment........................................................  8
      5.7   Restrictions on Share Transferability..........................  8
      5.8   Certain Additional Provisions for Incentive Stock
            Options........................................................  9
            5.8.1  Exercisability..........................................  9
            5.8.2  Termination of Service..................................  9
            5.8.3  Company and Subsidiaries Only...........................  9
            5.8.4  Expiration..............................................  9
      5.9   Grant of Reload Options........................................  9

SECTION 6  STOCK APPRECIATION RIGHTS.......................................  9
      6.1   Grant of SARs..................................................  9

            6.1.1  Exercise Price and Other Terms.......................... 10
      6.2   Exercise of Tandem SARs........................................ 10
      6.3   Exercise of Freestanding SARs.................................. 10
      6.4   SAR Agreement.................................................. 10
      6.5   Expiration of SARs............................................. 10
      6.6   Payment of SAR Amount.......................................... 11

SECTION 7  RESTRICTED STOCK................................................ 11
      7.1   Grant of Restricted Stock...................................... 11
      7.2   Restricted Stock Agreement..................................... 11
      7.3   Transferability................................................ 11
      7.4   Other Restrictions............................................. 11
      7.5   Removal of Restrictions........................................ 12
      7.6   Voting Rights.................................................. 12
      7.7   Dividends and Other Distributions.............................. 12
      7.8   Return of Restricted Stock to Company.......................... 12

SECTION 8  PERFORMANCE UNITS AND PERFORMANCE SHARES........................ 12
      8.1   Grant of Performance Units/Shares.............................. 12
      8.2   Initial Value.................................................. 13
      8.3   Performance Objectives and Other Terms......................... 13
      8.4   Earning of Performance Units and Performance
            Shares......................................................... 13
      8.5   Form and Timing of Payment..................................... 13
      8.6   Cancellation................................................... 13

SECTION 9  NONEMPLOYEE DIRECTORS........................................... 14
      9.1   Granting of Options............................................ 14

                                                                            Page

            9.1.1       New Nonemployee Directors.......................... 14
            9.1.2       Continuing Nonemployee Directors................... 14
      9.2   Terms of Options............................................... 14
            9.2.1  Option Agreement........................................ 14
            9.2.2  Exercise Price.......................................... 14
            9.2.3  Exercisability.......................................... 14
            9.2.4  Expiration of Options................................... 14
            9.2.5  Death of Director....................................... 15
            9.2.6  Special Rule for Retirement............................. 15
            9.2.7  Not Incentive Stock Options............................. 15
            9.2.8  Other Terms............................................. 15
      9.3   Elections by Nonemployee Directors............................. 15

SECTION 10  MISCELLANEOUS.................................................. 16
      10.1  No Effect on Employment or Service............................. 16
      10.2  Participation.................................................. 16
      10.3  Indemnification................................................ 16
      10.4  Successors..................................................... 16
      10.5  Beneficiary Designations....................................... 16
      10.6  Nontransferability of Awards................................... 17
      10.7  No Rights as Stockholder....................................... 17
      10.8  Withholding Requirements....................................... 17
      10.9  Withholding Arrangements....................................... 17
      10.10  Deferrals..................................................... 17

SECTION 11  AMENDMENT, TERMINATION, AND DURATION........................... 18
      11.1  Amendment, Suspension, or Termination.......................... 18
      11.2  Duration of the Plan........................................... 18

SECTION 12  LEGAL CONSTRUCTION............................................. 18
      12.1  Gender and Number.............................................. 18
      12.2  Severability................................................... 18
      12.3  Requirements of Law............................................ 18
      12.4  Compliance with Rule 16b-3..................................... 18
      12.5  Governing Law.................................................. 19
      12.6  Captions....................................................... 19

                          THE A CONSULTING TEAM, INC.
                        1997 STOCK OPTION AND AWARD PLAN


     THE A CONSULTING TEAM, INC., hereby adopts The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as follows:

                                   SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

  1.1 Background and Effective Date.  The Plan permits the grant of Nonqualified
      -----------------------------
Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of June 11, 1997.

  1.2 Purpose of the Plan.  The Plan is intended to increase incentive and to
      -------------------
encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.


                                   SECTION 2
                                  DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended.
       --------
Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.2 "Affiliate" means any corporation or any other entity (including, but not
       ---------
limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

  2.3  "Affiliated SAR" means a SAR that is granted in connection with a
        --------------
related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

  2.3 "Award" means, individually or collectively, a grant under the Plan of
       -----
Nonqualified Stock Options, Incentive

Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

  2.4 "Award Agreement" means the written agreement setting forth the terms and
       ---------------
provisions applicable to each Award granted under the Plan.

  2.5 "Board" means the Board of Directors of the Company.
       -----

  2.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a
       ----
specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.7 "Committee" means the committee appointed by the Board (pursuant to
       ---------
Section 3.1) to administer the Plan.

  2.8 "Company" means The A Consulting Team, a New York corporation, or any
       -------
successor thereto.

  2.9 "Consultant" means any consultant, independent contractor, or other person
        ----------
who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

  2.10 "Director" means any individual who is a member of the Board.
        --------

  2.11 "Disability" means a permanent and total disability within the meaning of
        ----------
Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

  2.12 "Employee" means any employee of the Company or of an Affiliate, whether
        --------
such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

  2.13 "Exercise Price" means the price at which a Share may be purchased by a
        --------------
Participant pursuant to the exercise of an Option.

  12.14 "Fair Market Value" means the last quoted per share selling price for
         -----------------
Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

  2.15 "Freestanding SAR" means a SAR that is granted independently of any
        ----------------
Option.

  2.16 "Grant Date" means, with respect to an Award, the date that the Award was
        ----------
granted.

  2.17 "Incentive Stock Option" means an Option to purchase Shares which is
        ----------------------
designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

  2.18 "Nonemployee Director" means a Director who is an employee of neither the
        --------------------
Company nor of any Affiliate.

  2.19 "Nonqualified Stock Option" means an option to purchase Shares which is
        -------------------------
not intended to be an Incentive Stock Option.

  2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.
        ------

  2.21" Participant" means an Employee, Consultant, or Nonemployee Director who
        -----------
has an outstanding Award.

  2.22 "Performance Share" means a Performance Share granted to a Participant
        -----------------
pursuant to Section 8.

  2.23 "Performance Unit" means a Performance Unit granted to a Participant
        ----------------
pursuant to Section 8.

  2.24 "Period of Restriction" means the period during which shares of
        ---------------------
Restricted Stock are subject to forfeiture and/or restrictions on transferability.

  2.25 "Plan" means The A Consulting Team, Inc. 1997 Stock Option and Award
        ----
Plan, as set forth in this instrument and as hereafter amended from time to time.

  2.26 "Restricted Stock" means an Award granted to a Participant pursuant to
        ----------------
Section 7.

  2.27 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended,
        ----------
and any future regulation amending, supplementing or superseding such regulation.

  2.28 "Section 16 Person" means a person who, with respect to the Shares, is
        -----------------
subject to section 16 of the 1934 Act.

  2.29 "Shares" means the shares of the Company's common stock, $0.01 par value.
        ------

  2.30 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in
        ------------------------
connection with a related Option, that pursuant to Section 6 is designated as a SAR.

  2.31 "Subsidiary" means any corporation in an unbroken chain of corporations
        ----------
beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  2.32 "Tandem SAR" means a SAR that is granted in connection with a related
         ----------
Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

  2.33 "Termination of Service" means (a) in the case of an Employee, a
        ----------------------
cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Nonemployee Director's service on the Board for any reason.


                                   SECTION 3
                                ADMINISTRATION

  3.1 The Committee.  The Plan shall be administered by the Committee.  The
      -------------
members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

  3.2 Authority of the Committee.  It shall be the duty of the Committee to
      --------------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

  3.3 Delegation by the Committee.  The Committee, in its sole discretion and on
      ---------------------------
such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualifications under Rule 16b-3.

  3.4 Nonemployee Directors.  Notwithstanding any contrary provision of this
      ---------------------
Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

  3.5 Decisions Binding. All determinations and decisions made by the Committee,
      -----------------
the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares.  Subject to adjustment as provided in Section 4.3, the
      ----------------
total number of Shares available for grant under the Plan shall not exceed 600,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

  4.2 Lapsed Awards.  If an Award terminates, expires, or lapses for any reason,
      -------------
any Shares subject to such Award again shall be available to be the subject of an Award.

  4.3 Adjustments in Awards and Authorized Shares.  In the event of any merger,
      -------------------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to
Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

  5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options
      ----------------
may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

  5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that
      ---------------
shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

  5.3 Exercise Price.  Subject to the provisions of this Section 5.3, the
      --------------
Exercise Price for each Option shall be determined by the Committee in its sole discretion.

  5.3.1  Nonqualified Stock Options. In the case of a Nonqualified Stock Option,
         --------------------------
the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

  5.3 2  Incentive Stock Options.  In the case of an Incentive Stock Option, the
         -----------------------
Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

  5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and
        ------------------
5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or
                                         ---
stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

  5.4 Expiration of Options.
      ---------------------

  5.4.1 Expiration Dates. Each Option shall terminate no later than the first to
        ----------------
occur of the following events:

     (a) The date for termination of the Option set forth in the written Award Agreement; or

     (b) The expiration of ten (10) years from the Grant Date; or

     (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

     (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

     5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant
           --------------------
dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

      5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and
            --------------------
5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section
5.8.4 regarding Incentive Stock Options).

  5.5 Exercisability of Options.  Options granted under the Plan shall be
      -------------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

  5.6 Payment.  Options shall be exercised by the Participant's delivery of a
      -------
written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

  5.7 Restrictions on Share Transferability.  The Committee may impose such
      -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

  5.8 Certain Additional Provisions for Incentive Stock Options.
      ---------------------------------------------------------

      5.8.1 Exercisability. The aggregate Fair Market Value (determined on the
            --------------
Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

      5.8.2 Termination of Service. No Incentive Stock Option may be exercised
            ----------------------
more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

      5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be
            -----------------------------
granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

      5.8.4 Expiration.  No Incentive Stock Option may be exercised after the
            ----------
expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

  5.9  Grant of Reload Options. The Committee may provide in an Award
       -----------------------
Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted

Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.


                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

     6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR
         -------------
may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

       6.1.1 Exercise Price and Other Terms. The Committee, subject to the
             ------------------------------
provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

     6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part
         -----------------------
of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

     6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable
         -----------------------------
on such terms and conditions as the Committee, in its sole discretion, shall determine.

     6.4 SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement
         -------------
that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.5 Expiration of SARs.  A SAR granted under the Plan shall expire upon the
         ------------------
date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

     6.6 Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be
         ---------------------
entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.


                                   SECTION 7
                               RESTRICTED STOCK

     7.1 Grant of Restricted Stock.  Subject to the terms and provisions of the
         -------------------------
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

     7.2 Restricted Stock Agreement.  Each Award of Restricted Stock shall be
         --------------------------
evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     7.3 Transferability. Shares of Restricted Stock may not be sold,
         ---------------
transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

     7.4 Other Restrictions. The Committee, in its sole discretion, may impose
         ------------------
such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

     7.5 Removal of Restrictions.  Shares of Restricted Stock covered by each
         -----------------------
Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6 Voting Rights.  During the Period of Restriction, Participants holding
         -------------
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

     7.7 Dividends and Other Distributions.  During the Period of Restriction,
         ---------------------------------
Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8 Return of Restricted Stock to Company. On the date set forth in the
         -------------------------------------
Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.


                                   SECTION 8
                   PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1 Grant of Performance Units/Shares.  Performance Units and Performance
         ---------------------------------
Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

     8.2 Initial Value. Each Performance Unit shall have an initial value that
         -------------
is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

     8.3  Performance Objectives and Other Terms.   The Committee shall set
          --------------------------------------
performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     8.4 Earning of Performance Units and Performance Shares. After the
         ---------------------------------------------------
applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-
3).

     8.5 Form and Timing of Payment.  Payment of earned Performance Units or
         --------------------------
Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

     8.6 Cancellation. On the date set forth in the Award Agreement, all
         ------------
unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.


                                   SECTION 9
                             NONEMPLOYEE DIRECTORS

     9.1 Granting of Options.
         -------------------

     9.1.1 New Nonemployee Directors. Each Nonemployee Director who first
           -------------------------
becomes a Nonemployee Director on or after the effective date of the Plan automatically shall be granted, as of the date that the individual first is appointed or elected as a Nonemployee Director, an Option to purchase 1,000 Shares.

     9.1.2 Continuing Nonemployee Directors. Each Nonemployee Director who is
           --------------------------------
re-elected to serve as a Nonemployee Director automatically shall be granted, as of the date that the individual is re-elected as a Nonemployee Director, an Option to purchase 1,000 Shares.

     9.2 Terms of Options.
         ----------------

       9.2.1 Option Agreement. Each Option granted pursuant to this Section 9
             ----------------
shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

       9.2.2 Exercise Price. The Exercise Price for the Shares subject to each
             --------------
Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

       9.2.3 Exercisability. Each Option granted pursuant to this Section 9
             --------------
shall become exercisable in full on the first anniversary of the Grant Date. Notwithstanding the preceding, once an Optionee ceases to be a Director, his or her Options which are not exercisable shall not become exercisable.

       9.2.4 Expiration of Options. Each Option shall terminate upon the first
             ---------------------
to occur of the following events:

     (a) The expiration of five (5) years from the Grant Date; or

     (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other the Participant's death or Disability; or

     (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

       9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director
             -----------------
dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

       9.2.6 Not Incentive Stock Options. Options granted pursuant to this
             ---------------------------
Section 9 shall not be designated as Incentive Stock Options.

       9.2.7 Other Terms.  All provisions of the Plan not inconsistent with this
             -----------
Section 9 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

                                  SECTION 10
                                 MISCELLANEOUS

     10.1 No Effect on Employment or Service. Nothing in the Plan shall
          ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

     10.2 Participation.  No Employee or Consultant shall have the right to be
          -------------
selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     10.3 Indemnification. Each person who is or shall have been a member of the
          ---------------
Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     10.4 Successors. All obligations of the Company under the Plan, with
          ----------
respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     10.5 Beneficiary Designations. If permitted by the Committee, a Participant
          ------------------------
under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     10.6 Nontransferability of Awards. No Award granted under the Plan may be
          ----------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section
10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

     10.7 No Rights as Stockholder.  Except to the limited extent provided in
          ------------------------
Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

     10.8 Withholding Requirements.  Prior to the delivery of any Shares or cash
          ------------------------
pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

     10.9 Withholding Arrangements.  The Committee, in its sole discretion and
          ------------------------
pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

       10.10 Deferrals.  The Committee, in its sole discretion, may permit a
             ---------
Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.


                                  SECTION 11
                     AMENDMENT, TERMINATION, AND DURATION

     11.1 Amendment, Suspension, or Termination. The Board, in its sole
          -------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such

Participant. No Award may be granted during any period of suspension or after termination of the Plan.

     11.2 Duration of the Plan.  The Plan shall commence on the date specified
          --------------------
herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after June 11, 2007.


                                  SECTION 12
                              LEGAL CONSTRUCTION

     12.1 Gender and Number. Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     12.2 Severability. In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     12.3 Requirements of Law. The granting of Awards and the issuance of Shares
          -------------------
under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     12.4 Compliance with Rule 16b-3. Transactions under this Plan with respect
          --------------------------
to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

     12.5 Governing Law. The Plan and all Award Agreements shall be construed in
          -------------
accordance with and governed by the laws of the State of New York.

     12.6 Captions. Captions are provided herein for convenience only, and shall
          --------
not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

     IN WITNESS WHEREOF, The A Consulting Team, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                THE A CONSULTING TEAM, INC.



Dated as of: June 11, 1997                          By /s/ Shmuel BenTov
                                                      -------------------------
                                                    Title:

                          THE A CONSULTING TEAM, INC.
                       1997 STOCK OPTION AND AWARD PLAN
                  FORM OF NONQUALIFIED STOCK OPTION AGREEMENT


1.   Grant of Option.  The A Consulting Team, Inc. (the "Company")
hereby grants to                       (the "Participant") under The A
Consulting Team, Inc. 1997 Stock Option and Award Plan (the "Plan"), as a separate incentive in connection with his or her employment or service with the Company or a Subsidiary and not in lieu of any fees or other compensation for his or her services, a nonqualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of _________ shares of authorized but unissued or treasury shares of the Company's common stock, $ 0.01 par value ("Shares"), at the purchase price set forth in Paragraph 2 of this Agreement. The option granted hereby is not intended to be an incentive stock option (within the meaning of section 422 of the Internal Revenue Code of 1986, as amended).

2.   Option Price.  The purchase price per Share for this option (the
"Option Price") shall be $           , which is one hundred percent (100%) of
the Fair Market Value per Share on              , the effective date of this
Agreement (the "Grant Date").

3. Number of Shares. The number and class of Shares specified in Paragraph 1 of this Agreement, and/or the Option Price, are subject to appropriate adjustment by the Committee in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination or other change in the corporate structure of the Company affecting the Shares; provided, however, that the number of Shares subject to this option shall always be a whole number. Subject to any required action of the stockholders of the Company, if the Company is the surviving corporation in any merger or consolidation, this option (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of Shares that are then subject to the option would have been entitled.

4. Vesting Schedule. The right to exercise this option shall accrue as to one hundred percent (100%) of the Shares subject thereto on the first anniversary date of the Grant Date, provided that the right to exercise this option shall occur only if the Participant has not incurred a Termination of Service between the Grant Date and such anniversary date.




5.  Expiration of Option.  In the event of the

Participant's Termination of Service for any reason other than death or Disability, the Participant may, within three (3) months after the date of the Termination, or within ten (10) years from the Grant Date, whichever shall first occur, exercise any vested but unexercised portion of this option. In the event of the Participant's Termination of Service due to Disability, the Participant may, within one (1) year after the date of the Termination, or within ten (10) years from the Grant Date, whichever shall first occur, exercise any vested but unexercised portion of this option.

6. Death of the Participant. In the event that the Participant dies while in the employ or service of the Company or a Subsidiary, or during the three (3) month or one (1) year periods referred to in Paragraph 5 of this Agreement, the Participant's designated beneficiary or beneficiaries, or if no beneficiary survives the Participant, the administrator or executor of the Participant's estate, may, within one (1) year after the date of the Participant's death, exercise any vested but unexercised portion of this option. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

7. Persons Eligible to Exercise. This option shall be exercisable during the Participant's lifetime only by the Participant. This option is not transferable, except that the Participant may transfer this option (a) by a valid beneficiary designation made in a form and manner acceptable to the Committee, or (b) by will or the applicable laws of descent and distribution.

8. Exercise of Option. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Option Price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. The Option Price shall be payable in the legal tender of the United States or, in the discretion of the Committee, in Shares or in a combination of such legal tender or Shares.

9. Suspension of Exercisability. If at any time the Committee shall determine, in its discretion, that (a) the listing, registration or qualification of the Shares upon any securities exchange or under any domestic or foreign law, or (b) the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Company shall make reasonable efforts to meet the requirements of any such domestic or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority.

10. No Rights of Stockholder. Neither the Participant nor any person claiming under or through the Participant shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or such other person).

11. No Effect on Employment or Service. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Participant's employment or service at any time, with or without cause.

12. Withholding. Whenever Shares are to be issued to the Participant (or any transferee) in satisfaction of the rights conferred hereby, the Company shall have the right to require the Participant (or transferee) to remit to the Company an amount sufficient to satisfy applicable federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

13. Addresses for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 200 Park Avenue South, New York, New York, 10003, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath the Participant's signature hereto, or at such other address as the Participant may hereafter designate in writing.

14. Option is Not Transferable. Except as otherwise provided herein, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

15. Maximum Term of Option. Notwithstanding any contrary provision of this Agreement, except Paragraph 6 above relating to the death of the Participant (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the expiration of ten (10) years from the Grant Date.

16. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

18. Committee Authority. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in such connection shall be final and binding upon the Participant, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Captions. The captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, effective as of the Grant Date.


THE A CONSULTING TEAM, INC.

By ______________________________
   Title:


____________________________
    Participant Signature


____________________________

____________________________
Address

____________________________
Social Security Number